MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated December 28, 2016

to the combined Prospectus (the “Prospectus”) dated May 1, 2016 for the following Series and Classes of the Fund:

International Series – Class I and S

Emerging Markets Series – Class I and S

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Ben V. Rozin has resigned as a member of the International Series’ and the Emerging Markets Series’ Portfolio Management Teams effective December 30, 2016 (the “Effective Date”). Accordingly, as of the Effective Date, all references to Mr. Rozin in the Prospectus are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp 1231 Pro 12/28/16